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                                                                 EXHIBIT 10.13.1


                              AMENDMENT AGREEMENT

     AMENDMENT AGREEMENT, dated as of December 13, 1996 among PARAGON TRADE BRANDS, INC. (the "Borrower"), a corporation organized and existing under the laws of Delaware, the financial institutions listed in Schedule I to the Credit Agreement (as defined below) (individually, a "Bank" and, collectively, the "Banks") and The Chase Manhattan Bank (the "Agent").

                              W I T N E S S E T H

     WHEREAS, the Borrower, the Banks and Chemical Bank, as Agent (now known as The Chase Manhattan Bank) entered into an Amended and Restated Credit Agreement, dated as of February 6, 1996 (the "Credit Agreement");

     WHEREAS, the Borrower wishes to enter into a transaction (the "Transaction") with Cherokee County, South Carolina (the "County") pursuant to which the County will issue bonds in connection with the financing of the acquisition and construction of certain property located in Cherokee County, South Carolina, and will lease such property to the Borrower, as set forth in
(i) the Indenture, dated as of October 1, 1996, between the County and the Borrower, (ii) the Lease Agreement, dated as of October 1, 1996 (the "Lease Agreement"), between the County and the Borrower and (iii) the Escrow Agreement, dated as of October 1, 1996, among Haynsworth, Marion, McKay & Guerard, L.L.P., the County and the Borrower (collectively, the "Transaction Documents"); and

     WHEREAS, the Borrower, the Banks and the Agent desire to amend the Credit Agreement as set forth herein;

     NOW, THEREFORE, IT IS AGREED:

     1. Definitions. Unless otherwise expressly defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as so defined. Unless otherwise expressly stated herein, all Section references herein shall refer to Sections of the Credit Agreement.

     2.   Amendments to Credit Agreement.

     a. Section 6.19. Any present or future representation or warranty by the Borrower made pursuant to Section 6.19 is hereby deemed to exclude any assets now owned or hereafter acquired in connection with or as a result of the Transaction, and any Default or Event of




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Default which would arise under Section 6.19 as a result of the Transaction but for this Amendment shall not constitute a Default or Event of Default under the Credit Agreement.

     b. Section 8.01. Any and all Liens upon or with respect to the Leased Property (as defined in the Lease Agreement) which may be created, incurred, assumed or suffered to exist by the Borrower or any of its Subsidiaries as a result of the Transaction are hereby deemed to be excluded from Section 8.01, and any Default or Event of Default which would arise from any such Lien but for this Amendment shall not constitute a Default or Event of Default under the Credit Agreement.

     c. Section 8.02. The conveyance, sale, lease or disposal of any assets in connection with the Transaction shall be deemed to be excluded from Section 8.02, and any Default or Event of Default which would arise from any such conveyance, sale, lease or disposal but for this Amendment shall not constitute a Default or Event of Default under the Credit Agreement.

     d. Section 11.03. All notices delivered to any party to the Credit Agreement pursuant to Section 11.03 shall hereafter be delivered to the address for such party set forth on its respective signature page hereto.

     3. Borrower's Representations. The Borrower hereby represents and warrants that prior to the closing of the Transactions, there will be no changes from the draft Transaction Documents which would materially adversely affect the interests of the Banks or the Agent. The Borrower further represents and warrants that the representations and warranties contained in Section 6 of the Credit Agreement (as amended hereby) are true and correct as of the date hereof (except to the extent that such representations and warranties relate to a prior date) and that no Default or Event of Default has occurred and is continuing on the date hereof.

     4. Effect of Amendment. The parties agree that, except as amended hereby or hereafter, the Credit Agreement, each Note and any and all other agreements, documents, certificates and other instruments executed in connection therewith shall remain in full force and effect in accordance with their terms. Any reference to the Credit Agreement shall be deemed to be a reference to the Credit Agreement as amended by this Amendment.

     5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall




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constitute an original, but all of which when taken together shall constitute but one instrument.

     6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

     7. Fees and Expenses. The Borrowers agree to pay all out-of-pocket fees and expenses of the Agent (including the fees and expenses of its counsel) incurred in the negotiation, drafting and execution of this Amendment.

     IN WITNESS WHEREOF, the Borrower, the Banks and the Agent have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

                                        PARAGON TRADE BRANDS, INC.



                                        By  /s/ Kevin P. Higgins
                                            -------------------------------
                                            Name: Kevin P. Higgins
                                                  -------------------------
                                            Its: Vice President - Treasurer
                                                 --------------------------


Address
-------
180 Technology Parkway
Norcross, GA 30092
Attention:  Kevin P. Higgins
Facsimile:  (770) 300-3958/3054

With a Copy to:
--------------
Cathy O. Hasbrouck
Vice President, General Counsel and Secretary
Facsimile:  (770) 300-3959






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                                        THE CHASE MANHATTAN BANK,
                                          Individually and as Agent


                                        By   /s/ William J. Caggiano
                                          --------------------------------
                                          Name: William J. Caggiano
                                               ---------------------------
                                          Its:  Managing Director
                                               ---------------------------
Address
-------
270 Park Avenue
New York, NY 10017
Attention:  William Caggiano
Facsimile:  (212) 972-0009



                                        ABN AMRO BANK N.V.
                                          By ABN AMRO NORTH AMERICA, INC.,
                                          as Agent


                                        By  /s/ Leif H. Olsson
                                            ------------------------------
                                            Name: Leif H. Olsson
                                            ------------------------------
                                            Its: Group Vice President
                                            ------------------------------
                                                   and Director
                                            ------------------------------


                                        By  /s/ Errett E. Hummel
                                            ------------------------------
                                            Name: Errett E. Hummel
                                            ------------------------------
                                            Its: Vice President & Director
                                            ------------------------------

Address
-------
One Union Square, Ste. 2323
Seattle, WA 98101
Attention:  David McGinnis
Facsimile:  (206) 682-5641





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                                        THE BANK OF NOVA SCOTIA


                                        By  /s/ William E. Zarrett
                                            --------------------------------
                                            Name: William E. Zarrett
                                            --------------------------------
                                            Its: Senior Relationship Manager
                                            --------------------------------

Address
-------
600 Peachtree Street, N.E.
Suite 2700
Atlanta, GA 30308
Attention:  William E. Zarrett
Facsimile:  (404) 888-8998



                                        BANK OF AMERICA NW, N.A.
                                        Successor by merger to Seattle
                                        First National Bank


                                        By  /s/ Stan Diddams
                                            --------------------------------
                                            Name:  Stan Diddams
                                            --------------------------------
                                            Its: Vice President
                                            --------------------------------

Address
-------
701 5th Avenue
CSC-12
Seattle, WA 98104
Attention:  Stan Diddams
Facsimile:  (206) 358-3113





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                                        WACHOVIA BANK OF GEORGIA, N.A.


                                        By  /s/ John T. Seeds
                                            ----------------------------
                                            Name:  John T. Seeds
                                            ----------------------------
                                            Its: Senior Vice President
                                            ----------------------------

Address
-------
191 Peachtree St. N.E.
Atlanta, GA 30303
Attention:  John Whitner
Facsimile:  (404) 332-6898



                                        THE BANK OF TOKYO-MITSUBISHI, LTD.


                                        By  /s/ David M. Purcell
                                            ----------------------------
                                            Name:  David M. Purcell
                                            ----------------------------
                                            Its: Vice President
                                            ----------------------------

Address
-------
1201 Third Avenue, #1100
Seattle, WA 98101
Attention:  Stanley Lance
Facsimile:  (206) 382-6067



                                        PNC BANK, NATIONAL ASSOCIATION


                                        By  /s/ Rose M. Crump
                                            ----------------------------
                                            Name:  Rose M. Crump
                                            ----------------------------
                                            Its: Vice President
                                            ----------------------------

Address
-------
249 Fifth Avenue
Pittsburgh, PA 15222-2707
Attention:  Rose M. Crump
Facsimile:  (412) 762-6484






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                                        THE BANK OF NEW YORK


                                        By  /s/ Robert Louk
                                            ----------------------------
                                            Name:  Robert Louk
                                            ----------------------------
                                            Its:  Vice President
                                            ----------------------------

Address
-------
10990 Wilshire Blvd., #1125
Los Angeles, CA  90024
Attention:  Robert J. Louk
Facsimile:  (310) 996-8667



                                        WELLS FARGO BANK, N.A.


                                        By  /s/ Peter G. Olson
                                            ----------------------------
                                            Name:  Peter G. Olson
                                            ----------------------------
                                            Its: Senior Vice President
                                            ----------------------------

Address
-------
885 Third Avenue
New York, N.Y. 10022-4872
Attention:  Sanford E. Horowitz
Facsimile:  (212) 593-5238



Acknowledged and Agreed to:

                                        PARAGON TRADE BRANDS (CANADA) INC.


                                        By  /s/ Alan J. Cyron
                                            ----------------------------
                                            Name:  Alan J. Cyron
                                            ----------------------------
                                            Its:  Assistant Secretary
                                            ----------------------------

Address
-------
1600 Clark Boulevard
Brampton, Ontario L6P 3V7
Attention:  Adrienne Stone
Facsimile:  (206) 292-3120




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